                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       FEBRUARY 28, 1997
                                                   ----------------------------


                           AMERAC ENERGY CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   1-9933                 75-2181442
     -----------------           ------------          -------------------
     (STATE OR OTHER             (COMMISSION            (I.R.S. EMPLOYER
       JURISDICTION              FILE NUMBER)          IDENTIFICATION NO.)
     OF INCORPORATION)

1201 LOUISIANA, SUITE 3350; HOUSTON, TEXAS                   77002
--------------------------------------------     -------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (713) 308-5250
                                                    ----------------------------



                                      N/A
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

     In February 1997, Amerac Energy Corporation (the "Company") executed an Exploitation Agreement with a group of private investors (the "Investors") that provided among other things that the Investors would participate in a program of three dimensional seismic evaluation, lease acquisition, drilling and development operations in certain undeveloped properties in a defined area on the Eastern Shelf of the Permian Basin. The Investors are to invest up to $1.2 million for 50% of the Company's interest in these properties. After payout, the Company will receive reversionary interests of 20% on the first ten prospects and 10% on the next ten prospects. The Company will also receive reimbursement of a portion of its related general and administrative costs. For each $1,000 invested in this project by an Investor, the Investor will receive a warrant to purchase Common Stock ("Warrant") that allows the investor to purchase 41.667 shares of the Company's Common Stock at $5.76 per share. The Warrants will expire on November 18, 1999 and the maximum number of shares that can be obtained by all the Investors through the Warrants will be 50,000 shares. The Company shall only be obligated to issue Warrants on the last business day of each calendar year during which the Investors make the required investments.

     Pursuant to a Registration Rights Agreement with each of the Investors, the Company at any time after issuance of the Warrants and before the date three years thereafter, upon request of Investors holding an aggregate of a majority of the Common Stock issuable upon exercise of the Warrants, is required to file a "shelf" registration statement covering the registration of all, or any portion in excess of fifty percent (50%), of such Common Stock. With certain exceptions, the Registration Rights Agreement also requires the Company to notify the Investors of any proposed filing of a registration statement with respect to any offering of securities of the Company and to include Common Stock owned by the Investors in the registration statement for such offering.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     See the accompanying Exhibit Index.

                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 AMERAC ENERGY CORPORATION



                                 By:    ________________________________
                                        Richard B. Hallett
                                        Vice President, Chief Financial Officer
                                        and Secretary


Date:     February 28, 1997

                                 EXHIBIT INDEX



4(i).1 Certificate of Incorporation of Wolverine Exploration Company (incorporated by reference as Exhibit 3-(1) to the Company's Registration Statement No. 33-21824 filed May 13, 1988).

4(i).2 Amendment to Certificate of Incorporation of Wolverine Exploration Company dated September 12, 1988 (incorporated by reference as
        Exhibit 3-(1)(a) to the Company's Registration Statement No. 33-24429 filed September 28, 1988).

4(i).3 Amendment to Certificate of Incorporation of Wolverine Exploration Company dated March 28, 1995 (incorporated by reference to Annex IV to Exhibit (a)(1) to Schedule 13E-4, dated November 15, 1994).

4(i).4 Amendment to Certificate of Incorporation of Amerac Energy Corporation dated July 12, 1996.

4(i).5 Amendment to Certification of Incorporation of Amerac Energy Corporation dated July 12, 1996.

4(i).6 Amendment to Certificate of Incorporation of Amerac Energy Corporation dated November 21, 1996.

4(i).7 Corporate Bylaws (incorporated by reference to Exhibit C to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1987, File No. 0-5003).

4(i).8 Exploitation Agreement, dated effective January 1, 1997, between Amerac Energy Corporation and the parties identified therein.

4(i).9 Form of Warrant Agreement (Included as Exhibit VI to the Exploitation Agreement).

4(i).10 Form of Warrant (Included as Exhibit I to the Warrant Agreement).

4(i).11 Registration Rights Agreement (Included as Exhibit VII to the
        Exploitation Agreement).